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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 (No. 333-38086) of our report dated April 28, 2000, relating to the financial statements and the financial statement schedule, which appears in Tegal Corporation's Annual Report on Form 10-K/A for the year ended March 31, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



San Jose, California
July 27, 2000